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                                                                EXHIBIT 99.11(b)


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



  We consent to the use of our report dated February 5, 1996 for the financial statements of Nicholas-Applegate Growth Equity Fund, and to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants" in this Post-Effective Amendment No. 9 (File No. 33-38461) under the Securities Act of 1933.



                                                          /s/ Ernest & Young LLP


Los Angeles, California
February 20, 1996